Important Notice Regarding Change in Investment Policy

February 28, 2022

bny mellon Short term Income Fund

Class D Shares and Class P Shares

Supplement to Current Summary Prospectus and Prospectus

Effective on or about May 6, 2022 (the "Effective Date"), the fund's policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities of U.S. and foreign issuers rated investment grade or the unrated equivalent as determined by the fund's sub-adviser will be terminated. The fund, however, will continue to invest principally in fixed-income securities of U.S. and foreign issuers after the Effective Date.

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Effective on the Effective Date, Class P shares of the fund will be converted to Class D shares of the fund. Class D shares of the fund have a lower total annual expense ratio and a better performance record than Class P shares of the fund. Investors may obtain a free copy of the prospectus for Class D shares of the fund by calling 1-800-373-9387.

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As of the Effective Date, the following information supersedes and replaces any contrary information in the sections "Fees and Expenses" in the fund's summary prospectus and "Fund Summary – Fees and Expenses" in the fund's prospectus for Class D shares:

Class D
Management fees*	.30
Other expenses:
Shareholder services fees	.20
Miscellaneous other expenses	.49
Total other expenses	.69
Total annual fund operating expenses	.99
Fee waiver and/or expense reimbursement**	(.39)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.60

* Restated to reflect the fund's current management fee.

*** The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until December 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.40%. On or after December 1, 2023, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time.

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As of the Effective Date, the following information supersedes and replaces the information in the sections "Portfolio Management" in the fund's summary prospectus and "Fund Summary – Portfolio Management" in the fund's prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser), and the fund's sub-adviser is Insight North America LLC (INA), an affiliate of BNYM Investment Adviser.

David Bowser, CFA, Scott Zaleski, CFA and Gautam Khanna, CFA are the fund's primary portfolio managers, positions they have held since July 2008, July 2019 and May 2022, respectively. Messrs. Bowser, Zaleski and Khanna are senior portfolio managers at INA.

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0083STK0222

As of the Effective Date, the following information supplements and replaces any contrary information in the sections "Principal Investment Strategy" in the fund's summary prospectus and "Fund Details - Goal and Approach" in the fund's prospectus:

To pursue its goal, the fund normally invests principally in fixed-income securities of U.S. and foreign issuers. Typically, the fund's portfolio can be expected to have an average effective maturity and an average effective duration of three and one-half years or less.

For additional yield, the fund may invest up to 35% of its assets in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) to as low as Caa/CCC or the unrated equivalent as determined by the fund's sub-adviser.

The fund may, but is not required to, use derivatives instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage interest rate risk, to manage the effective duration or maturity of the fund's portfolio, or as part of a hedging strategy. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts and swaps (including interest rate and credit default swaps).

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As of the Effective Date, the following information supplements the information in the section "Principal Risks" in the fund's summary prospectus:

Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).

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As of the Effective Date, the following information supplements the information in the section "Fund Details – Goal and Approach" in the fund's prospectus:

Although not a principal investment strategy, the fund also may invest in exchange-traded funds (ETFs).

As of the Effective Date, the following information supplements the information in the section "Fund Details – Investment Risks" in the fund's prospectus:

ETF and other investment company risk. To the extent the fund invests in pooled investment vehicles, such as ETFs and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment company, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The fund will incur brokerage costs when purchasing and selling shares of ETFs.

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As of the Effective Date, the following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the fund's prospectus:

David Bowser, CFA, Scott Zaleski, CFA and Gautam Khanna, CFA are the fund's primary portfolio managers, positions they have held since July 2008, July 2019 and May 2022, respectively. Messrs. Bowser, Zaleski and Khanna are jointly and primarily responsible for managing the fund's portfolio. Mr. Bowser is a senior portfolio manager at INA. He has been employed by INA or a predecessor company of INA since 2000. Mr. Zaleski is a senior portfolio manager at INA. He has been employed by INA or a predecessor company of INA since 2014. Mr. Khanna is Head of U.S. Multi-Sector Fixed Income and a senior portfolio manager at INA. He has been employed by INA or a predecessor company of INA since 2003.

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As of the Effective Date, BNY Mellon Investment Grade Funds, Inc., the registered investment company of which the fund is a series, will change its name to "BNY Mellon Investment Funds VII, Inc."

February 28, 2022

BNY MELLON INVESTMENT GRADE FUNDS, INC.
-BNY Mellon Short Term Income Fund

Supplement to Current Statement of Additional Information

Effective on or about May 6, 2022 (the "Effective Date"), BNY Mellon Investment Grade Funds, Inc. will change its name to "BNY Mellon Investment Funds VII, Inc."

As of the Effective Date, Class P shares of BNY Mellon Short Term Income Fund will be converted to Class D shares of the fund.

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As of the Effective Date, the following information supplements the information in the section of the SAI entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Gautam Khanna[1]	4	$4.15B	None	N/A	18	$2.83B

1	Mr. Khanna's information is as of December 31, 2021.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Gautam Khanna	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Gautam Khanna[1]	BNYMSTIF	None

1	Mr. Khanna's information is as of December 31, 2021.
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As of the Effective Date, the following information supersedes and replaces any contrary information in the section of the SAI entitled "Investments, Investment Techniques and Risks":

BNY Mellon Short Term Income Fund may invest up to 35% of its assets in fixed income securities rated below investment grade and as low as Caa by Moody's or CCC by S&P or Fitch or the unrated equivalent as determined by the Adviser.

0083SAISTK0222

BNY Mellon Short Term Income Fund may invest in ETFs.

As of the Effective Date, the following information supersedes and replaces any contrary information in the section of the SAI entitled "Investments Restrictions":

BNY Mellon Short Term Income Fund's 80% Test (i.e., to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities of U.S. and foreign issuers rated investment grade or the unrated equivalent as determined by the Adviser) will be terminated.